AMENDMENT NO. 2
                                       TO
                        KINDERCARE LEARNING CENTERS, INC.
                     NONQUALIFIED DEFERRED COMPENSATION PLAN



KinderCare Learning Centers, Inc.
A Delaware corporation
650 NE Holladay, Suite 1400
Portland, OR  97232                                                      Company

     The Plan, as restated effective January 1, 1999, and amended by Amendment No. 1, is further amended as follows:

     1.   Time and Manner of Payment

     In order to narrow the circumstances in which automatic payment is made to a participant whose employment terminates before retirement and to limit the number of different elections a participant can make with respect to the time and manner of payment, 6.2 through 6.6 of the Plan are revised to read as follows:

          6.2 A participant's Payment Date shall be one of the following as selected under 6.5:

               (a) The date the participant terminates employment under 6.7 for any reason.

               (b) January 1 following the date the participant has terminated employment under 6.7.

          6.3 A participant whose employment terminates before attainment of age 65 for any reason other than disability or death shall receive only the Deferred Compensation Account and the vested portion of the Matching Contribution Account under 6.1. The vested accounts of a participant whose employment terminates for any reason other than disability or death shall be paid to the participant in a lump sum within 60 days following the Payment Date if:

               (a) The value of the participant's vested accounts is less than $25,000; and

               (b) The participant is under age 55 on the date of employment termination.

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          6.4 A participant's vested accounts shall be paid in one of the following forms as selected under 6.5 and 6.6:

               (a) In a lump sum within 30 days after the Payment Date.

               (b) In quarterly installments over a period of 3, 5, or 10 years, as specified by the participant in the deferral election.

               (c) In annual installments over a period of 3, 5, or 10 years, as specified by the participant in the deferral election.

               (d) In a combination of a lump sum, as described in (a), and one schedule of installments, as determined under (b) or (c), with the percentage of the Accounts payable in each form specified by the participant in the deferral election.

          6.5 In the deferral election a participant shall select the Payment Date under 6.2 and the form of payment under 6.4. A participant's selection of Payment Date and form of payment shall apply to all the participant's Accounts until changed by a new deferral election. A change in the participant's selection shall take effect on the January 1 following the date the deferral election is received by the Committee.

          6.6 If installments are selected, the payout period of 3, 5, or 10 years shall be specified in the deferral election. The installment size shall be fixed on the benefit starting date and each later January 1 as though equal installments were to be paid for the remainder of the payment period including projected earnings at a rate estimated by the Committee.

     2.   Effective Date

          The changes made by this Amendment shall be effective January 1, 2004. The Payment Date and form of payment selected by a participant in a deferral election for 2004 shall apply to the payment of all of the participant's Accounts for Payment Dates on or after January 1, 2004. The Plan as in effect before January 1, 2004, and the deferral elections made in prior years, shall continue to apply to the Accounts of participants with Payment Dates before January 1, 2004, and shall continue to apply to the Accounts of other participants until they make a deferral election for 2004 or a subsequent year.

                                       KinderCare Learning Centers, Inc.


                                       By: /s/ DAVID J. JOHNSON

                                       Name of signer: David J. Johnson

                                       Date signed: December 5, 2003